UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2007
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On September 19, 2007, Stewart Enterprises, Inc. (the “Company”) issued a press release reporting the declaration of a quarterly cash dividend. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     On September 19, 2007, the Company issued a press release announcing the adoption of a new stock repurchase program. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated September 19, 2007 reporting the declaration of a quarterly cash dividend

99.2	Press release by Stewart Enterprises, Inc. dated September 19, 2007 reporting the adoption of a new stock repurchase program

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
September 19, 2007	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated September 19, 2007 reporting the declaration of a quarterly cash dividend

99.2	Press release by Stewart Enterprises, Inc. dated September 19, 2007 reporting the adoption of a new stock repurchase program